                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 25, 2006


                        TRI-COUNTY FINANCIAL CORPORATION
                        --------------------------------
             (Exact name of registrant as specified in its charter)

         Maryland                        0-18279              52-1652138
         --------                       ---------             ----------
(State or other Jurisdiction of        (Commission           (IRS Employer
incorporation or organization)         File Number)         Identification No.)

                 3035 Leonardtown Road, Waldorf, Maryland 20601
                 ----------------------------------------------
                    (Address of principal executive offices)

                                 (301) 645-5601
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01       REGULATION FD DISCLOSURE.
                ------------------------

         On October 25, 2006, Tri-County Financial Corporation (the "Company"), the holding company for Community Bank of Tri-County, announced that its Board of Directors declared a 3-for-2 stock split of its outstanding common stock, payable in the form of a 50% stock dividend. The stock split entitles each shareholder of record at the close of business on November 6, 2006 to receive one additional share for every two shares of common stock held on that date. The Company will pay cash in lieu of issuing fractional shares based on the closing price on the record date, as adjusted for the split. The additional shares resulting from the split will be distributed by the Company's transfer agent on or about November 27, 2006.

         A copy of the Company's press release dated October 25, 2006 is attached as Exhibit 99.1 and incorporated herein by reference.

ITEM 9.01       FINANCIAL STATEMENTS AND EXHIBITS.
                ---------------------------------

        (a)     Financial Statements of Businesses Acquired: Not applicable

        (b)     Pro Forma Financial Information:  Not applicable

        (c)     Shell Company Transactions:  Not applicable

        (d)     Exhibits

                Number            Description
                ------            -----------

                99.1              Press Release Dated October 25, 2006

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated: October 25, 2006                By: /s/ Michael L. Middleton
                                           -------------------------------------
                                           Michael L. Middleton
                                           President and Chief Executive Officer